SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DWS ALLOCATION SERIES	DWS MUNICIPAL TRUST
DWS CASH INVESTMENT TRUST	DWS MUTUAL FUNDS, INC.
DWS FUNDS TRUST	DWS PORTFOLIO TRUST
DWS GLOBAL/INTERNATIONAL FUND, INC.	DWS SECURITIES TRUST
DWS INCOME TRUST	DWS STATE TAX FREE TRUST
DWS INTERNATIONAL FUND, INC.	DWS TAX FREE MONEY FUND
DWS INVESTMENT TRUST	DWS TAX FREE TRUST
DWS MONEY MARKET TRUST	DWS U.S. TREASURY MONEY FUND

DWS VALUE EQUITY TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)

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DWS Funds

Important Proxy

News

PLEASE VOTE TODAY!

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders of the DWS Funds. This meeting, which was originally scheduled for May 5, 2006, has been adjourned with respect to one or more proposals to June 1, 2006 at 4:00 p.m. Eastern time at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. To date, our records indicate that we have not received your voting instructions. We are still accepting votes to increase shareholder participation.

After careful consideration, the Board of Trustees of each Trust and the Board of Directors of each Corporation recommend that shareholders of each Fund vote “FOR” each proposal. Your vote is important no matter how many shares you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

For your convenience, please utilize any of the following methods to submit your vote:

1. By Phone.

Please call Computershare Fund Services toll-free at 866-807-2148. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy card available.

2. By Internet.

Visit www.proxyweb.com and follow the simple on-screen instructions.

3. By Touch-Tone Phone.

Dial the toll-free number found on your proxy card and follow the simple instructions.

4. By Mail.

Simply return your executed proxy card in the envelope provided. However, please try to utilize one of the three options above to register your vote, so it may be received in time for the meeting.

WE NEED YOUR HELP. PLEASE VOTE TODAY!

ADJ1REGEYE95

DWS Funds

Important Proxy

News

PLEASE VOTE TODAY!

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders of the DWS Funds. This meeting, which was originally scheduled for May 5, 2006, has been adjourned with respect to one or more proposals to June 1, 2006 at 4:00 p.m. Eastern time at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. To date, our records indicate that we have not received your voting instructions. We are still accepting votes to increase shareholder participation.

After careful consideration, the Board of Trustees of each Trust and the Board of Directors of each Corporation recommend that shareholders of each Fund vote “FOR” each proposal. Your vote is important no matter how many shares you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

For your convenience, please utilize any of the following methods to submit your vote:

1. By Phone.

Please call Computershare Fund Services toll-free at 866-807-2148. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy card available.

2. By Internet.

Visit www.proxyvote.com and follow the simple on-screen instructions.

3. By Touch-Tone Phone.

Dial the toll-free number found on your proxy card and follow the simple instructions.

4. By Mail.

Simply return your executed proxy card in the envelope provided. However, please try to utilize one of the above options to register your vote, so it may be received in time for the meeting.

WE NEED YOUR HELP. PLEASE VOTE TODAY!

ADJ1BEN_NOBO

DWS Funds

Important Proxy

News

PLEASE VOTE TODAY!

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders of the DWS Funds. This meeting, which was originally scheduled for May 5, 2006, has been adjourned with respect to one or more proposals to June 1, 2006 at 4:00 p.m. Eastern time at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. To date, our records indicate that we have not received your voting instructions. We are still accepting votes to increase shareholder participation.

After careful consideration, the Board of Trustees of each Trust and the Board of Directors of each Corporation recommend that shareholders of each Fund vote “FOR” each proposal. Your vote is important no matter how many shares you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

For your convenience, please utilize any of the following methods to submit your vote:

1. By Phone.

Please call Computershare Fund Services toll-free at 866-807-2148. Representatives are available to answer your questions Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy card available.

2. By Internet.

Visit www.proxyvote.com and follow the simple on-screen instructions.

3. By Touch-Tone Phone.

Dial the toll-free number found on your proxy card and follow the simple instructions.

4. By Mail.

Simply return your executed proxy card in the envelope provided. However, please try to utilize one of the above options to register your vote, so it may be received in time for the meeting.

WE NEED YOUR HELP. PLEASE VOTE TODAY!

ADJ1BEN_OBO